=LANDSCAPE

=FONT Courier-Bold 12

=KIDDER_LOGO

                       Yield Matrix With Varying Prepays and Index

    Deal: MALT0402H-FINAL, With 30 year Collateral, Having a 6.30 WAC and a 356.96 WAM

                  Bond:  8SA   Coupon:     6.43000  Settles:   2/26/2004

        Formula:  -1.00000 * 1ML  +   7.55000  Cap:    7.55000  Floor:    0.00000

                  Price:     9.2500  Balance: 21,879,500  Days Delay:  0

=FONT Courier 8

                                 0              50               100           150                200

      1.12000       78.37153    64.50393    48.46948    29.20169     7.70284

                                  1.09            1.11            1.11            1.07           1.05

      2.12000       65.01720    51.44028    35.29968    15.47374    -6.35535

                                  1.32            1.35            1.32           1.26            1.22

      3.12000       51.97924    38.66995    22.18594     1.48507   -20.80420

                                  1.65            1.69            1.62           1.50            1.44

      5.12000       26.72466    13.80652    -4.88002   -28.91274   -52.63040

                                  3.12            3.14           2.70             2.30            2.18

      7.60000      -999.90000   -999.90000   -999.90000   -999.90000   -999.90000

                                  0.00            0.00            0.00             0.00            0.00

 Average Life         18.546           6.572          3.227         2.099         1.566

 Window           0.08-29.00  0.08-21.33  0.08-10.41  0.08- 5.41  0.08- 3.91

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

=NEW_PAGE

=LANDSCAPE

=FONT Courier-Bold 12

=KIDDER_LOGO

                       Yield Matrix With Varying Prepays and Index

    Deal: MALT0402H-FINAL, With 30 year Collateral, Having a 6.30 WAC and a 356.96 WAM

                  Bond:  8PO   Coupon:     0.00000  Settles:   2/26/2004

                 Price:    70.0000  Balance: 268,184.46  Days Delay:  24

=FONT Courier 8

                                  0                50            100            150             200

      0.00000         1.97403      4.96790     8.97719    13.49095    18.43481

                                17.32            6.21           3.34            2.21            1.61

    100.00000        1.97403      4.96790     8.97719    13.49095    18.43481

                                 17.32            6.21           3.34            2.21            1.61

    200.00000        1.97403      4.96790     8.97719    13.49095    18.43481

                                 17.32            6.21           3.34            2.21            1.61

    400.00000        1.97403      4.96790     8.97719    13.49095    18.43481

                                 17.32            6.21           3.34            2.21            1.61

    648.00000        1.97403      4.96790     8.97719    13.49095    18.43481

                                 17.32            6.21           3.34            2.21            1.61

Average Life          18.806          8.286          4.754          3.199           2.354

Window           0.08-29.66  0.08-29.66  0.08-29.66  0.08-29.41  0.08-26.33

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.